Intangible Assets, Net and Goodwill	12 Months Ended
Dec. 31, 2022
Intangible Assets, Net and Goodwill [Abstract]
INTANGIBLE ASSETS, NET AND GOODWILL

NOTE 5 — INTANGIBLE ASSETS, NET AND GOODWILL

	As of December 31,
	2022	2021
Carrying amount:
Technology	$2,007	$2,007
Customer relationships	1,127	1,127
Trade names	201	201
	$3,335	$3,335
Accumulated amortization:
Technology	$2,007	$2,007
Customer relationships	1,127	1,127
Trade names	134	114
	3,268	3,248
Intangible assets, net	$67	$87

During the years ended December 31, 2022, 2021 and 2020, total amortization expenses were $20, $177 and $647, respectively.

As of December 31, 2022, the estimated future amortization expense of intangible assets is as follows:

2023	$20
2024 – 2026	47
$67

As of December 31, 2022 and 2021, the Company performed an annual impairment analysis with respect to goodwill and due to continued losses, an impairment analysis was performed also with respect to the remaining balance of intangible assets. The analysis was based on valuation performed by management using the assistance of third-party appraiser by using the income approach. The significant assumptions used for the assessment were a discount rate of 25.3% and 25.5% as of December 31, 2022 and 2021, respectively, and long-term growth rate of 3% as of December 31, 2022 and 2021. The measurement was classified at level 3 in the fair value hierarchy whereby it was determined that impairment is not required to be recognized with respect to goodwill or intangible assets as of December 31, 2022 and 2021.